77Q1(a)

Amended and Restated Bylaws, dated December 18, 2012, filed as Exhibit (b) to Form 485b of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement filed on December 28, 2012, effective January 1, 2013, and incorporated herein by reference.

J:\LG\ACCTFMF\NSAR\2013\77q1a Bylaws 12-18-12 for 2-28-13.docx

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